UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2008

CAMDEN NATIONAL CORPORATION

(Exact name of registrant as specified in charter)

Maine	01-28190	01-0413282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine 04843

(Address of Principal Executive Offices) (Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 24, 2008, the Board of Directors of the Camden National Corporation (the “Company”) appointed Susan M. Westfall to serve as interim principal financial and accounting officer, effective July 3, 2008. Ms. Westfall, 51, has served as senior vice president and corporate controller for the Company since 2001. A 27-year veteran of the Company, Westfall has served in several leadership roles in the organization including chief financial officer from 1999 to 2001.

There is no arrangement or understanding pursuant to which Ms. Westfall was selected as interim principal financial and accounting officer. There are no related party transactions between the Company and Ms. Westfall reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

Date: June 26, 2008	By:	/s/ Robert W. Daigle
Robert W. Daigle
President and Chief Executive Officer